                                   Law Offices
                      ELIAS, MATZ, TIERNAN & HERRICK L.L.P.
                                   12th Floor
                              734 15th Street, N.W.
                             Washington, D.C. 20005
                            Telephone (202) 347-0300

                                  June 21, 1996

                                    VIA EDGAR



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

         Re: Peoples Heritage Financial Group, Inc. (File No. 0-16947) Current Report on Form 8-K

Dear Sir or Madam:

         Attached for filing on behalf of Peoples Heritage Financial Group, Inc. is a Current Report on Form 8-K, with exhibits, which is being filed pursuant to the requirements of Regulation S-T. Concurrently, three (3) copies of the Form 8-K, one of which is manually signed and all of which are with exhibits, are being filed with the National Association of Securities Dealers, Inc.

         Please do not hesitate to call the undersigned if you have any questions concerning the enclosed materials.

                                                  Sincerely yours,

                                                  /s/ Gerard L. Hawkins

                                                  Gerard L. Hawkins




GLH/jme
Enclosure
cc:      NASD/Nasdaq/Reports and Filing Section

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                  June 20, 1996
- --------------------------------------------------------------------------------
                        (Date of earliest event reported)


                     Peoples Heritage Financial Group, Inc.
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Maine                                   0-16947                    01-0437984
- --------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)          (IRS Employer
of incorporation)                                           Identification No.)



P.O. Box 9540, One Portland Square, Portland, Maine                  04112-9540
- --------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)


                                 (207) 761-8500
- --------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
- --------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


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ITEM 5.   OTHER EVENTS
          ------------

     On June 20, 1996, Peoples Heritage Financial Group, Inc. issued the press release included as Exhibit 99(a) hereto.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
          ------------------------------------------------------------------

     (a) Not applicable.

     (b) Not applicable.

     (c) The following exhibit is included with this Report:

         Exhibit 99(a)     Press Release, dated June 20, 1996.


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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   PEOPLES HERITAGE FINANCIAL GROUP, INC.



Date:  June 20, 1996               By: /s/ Peter J. Verrill
                                       -------------------------------
                                       Peter J. Verrill
                                       Executive Vice President, Chief Operating
                                        Officer, Chief Financial Officer and
                                        Treasurer


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